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                             EXHIBIT 10

                         ARTHUR ANDERSEN LLP




            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69439 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.




Hartford, Connecticut                   /s/ Arthur Andersen LLP
April 12, 1999